 As filed with the Securities and Exchange Commission on January 9, 2001 Registration No. 333-_____ ______ ===============================================================================

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

HANCOCK HOLDING COMPANY

(Exact Name of Registrant as Specified in Its Charter)
                       Mississippi                                                            64-0169065
                     (State or Other                                                         (I.R.S. Employer
              Jurisdiction of Incorporation                                                 Identification No.)
                    or Organization)

                                                         One Hancock Plaza
                                                          2510 14th Street
                                                    Gulfport, Mississippi 39501
                                                           (228) 868-4414
                                              (Address of Principal Executive Offices)

HANCOCK HOLDING COMPANY

DIRECTORS DEFERRED COMPENSATION PLAN

(Full Title of the Plan)

                                                           Carl J. Chaney
                                                      Chief Financial Officer
                                                      Hancock Holding Company
                                                         One Hancock Plaza
                                                    Gulfport, Mississippi 39501
                                              (Name and Address of Agent For Service)

                                                           (228) 868-4000
                                    Telephone Number, Including Area Code, of Agent For Service
                                                     _________________________

                                                  CALCULATION OF REGISTRATION FEE
==================================================================================================================================
                                                                    Proposed                Proposed
                                                                    Maximum                 Maximum
             Title Of Securities            Amount                  Offering               Aggregate
             To Be Registered(1)            To Be                  Price Per                Offering                Amount Of
                                          Registered                Share(2)                Price(2)             Registration Fee

-----------------------------------------------------------------------------------------------------------------------------------
Common Stock, $3.33 par value           100,000 shares               $36.56                $3,656,000                  $914
===================================================================================================================================

(1)  In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Directors Deferred Compensation Plan described herein.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c), based upon the average of the high and low sales prices per share on January 2, 2001, of Hancock Holding Company common stock, $3.33 par value, as reported on the NASDAQ Stock Market.

PART I

INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

*  Item 1.                 Plan Information.

*  Item 2.                 Registrant Information and Employee Plan Annual Information.

*  The information required by Part I of Form S-8 to be contained in the Section 10(a) prospectus is omitted from this Registration
Statement in accordance with Rule 428 under the Securities Act of 1933, as amended, and the Note to Part I of Form S-8.

PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.      Incorporation of Documents by Reference.

      The following documents have been filed by Hancock Holding Company (the "Company") with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and are hereby incorporated by this reference:

      (1)      The Company's Annual Report on Form 10-K (Commission File no. 0-13089) for the fiscal year ended December 31, 1999, filed with the Commission on March 30, 2000;

      (2)       The Company's Quarterly Reports on Form 10-Q (Commission File no. 0-13089) for the quarters ended March 31, 2000, June 30, 2000 and September 30, 2000, filed with the Commission on May 15, 2000, August 14, 2000 and November 14, 2000, respectively; and

      (3)      The description of the Company's common stock set forth in the Company's registration statement on Form 8-K12G3 under the Exchange Act filed with the Commission on December 31, 1984.

      In addition, all documents filed with the Commission by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing by the Company of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed by this reference to be incorporated in this Registration Statement and to be a part hereof from the date of filing such documents.

Item 4.      Description of Securities.

      This Item is not applicable because the shares of the Company's common stock registered hereby are included in a class of securities registered under Section 12 of the Exchange Act.

Item 5.      Interests of Named Experts and Counsel.

      No expert named in the Registration Statement as having prepared or certified any part thereof or counsel for the Company named as having given an opinion on the validity of the securities registered or other legal matters in connection with the registration or offering of such securities was employed for such purpose on a contingent basis, or had or is to receive in connection with the offering a substantial or direct or indirect interest in the Company or any of its subsidiaries, or was connected to the Company or its subsidiaries as a promoter, underwriter, voting trustee, director, officer or employee.

Item 6.      Indemnification of Directors and Officers.

      Mississippi Code Ann. Section 79-4-8.50 provides in part that a corporation may indemnify any director, officer, employee or agent of the corporation against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any action, suit or proceeding to which he is or was a party or is threatened to be made a party (including any action by or in the right of the corporation), if such action arises out of his acts on behalf of the corporation and he acted in good faith and that he reasonably believed that conduct in his official capacity with the corporation was in the corporation's best interests and that in other cases, his conduct was not opposed to the corporation's best interests, and, with respect to any criminal action or proceeding, he had no reasonable cause to believe his conduct was unlawful.

      The indemnification provisions of Mississippi Code Ann. Section 79-4-8.50 are not exclusive; however, a corporation may not indemnify any person who is adjudged liable to the corporation in an action by or in the right of the corporation or who is adjudged liable on the basis that personal benefit was improperly received by him. A corporation has the power to obtain and maintain insurance on behalf of any person who is or was acting for the corporation, regardless of whether the corporation has the legal authority to indemnify the insured person against such liability.

      The Company's Articles of Incorporation and Bylaws provide for indemnification for directors, officers, employees and agents or former directors, officers, employees and agents of the Company to the full extent permitted by Mississippi law.

      The Company maintains an insurance policy covering the liability of its directors and officers for actions taken in their official capacity.

      Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Item 7.      Exemption from Registration Claimed.

      This Item is not applicable because no restricted securities are to be reoffered or resold pursuant to this Registration Statement.

Item 8.      Exhibits.
4.1      Articles of Incorporation of the Company ((Commission File No. 0-13089), and incorporated herein by reference).

4.2      Bylaws of the Company ((Commission File No. 0-13089), and incorporated herein by reference).

4.3      Hancock Holding Company Directors Deferred Compensation Plan effective as of January 1, 2001.

5        Opinion of Phelps Dunbar, LLP as to the legality of the securities being registered.

23.1     Consent of Deloitte & Touche LLP.

23.2     Consent of Phelps Dunbar, LLP (included in Exhibit 5).

24       Powers of Attorney (included on the Signature Page attached hereto).
Item 9.      Undertakings.
         The undersigned registrant hereby undertakes:

         (1)      To file, during any period in which offers of shares are being made, a post-effective amendment to this registration statement:

                  (i)      To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                  (ii)     To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                  (iii)    To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

         (2)      That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3)      To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (4)      The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities
Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of
1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities
Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (5)      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Gulfport, State of Mississippi, on this
14th day of December, 2000.

                                                     HANCOCK HOLDING COMPANY

                                                     By:___________________________
                                                          George A. Schloegel                                                                                                        Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on December 14, 2000.

/s/ George A. Schloegel       Chief Executive Officer                     December 14, 2000
George A. Schloegel           (Principal Executive Officer)

/s/ Carl J. Chaney            Chief Financial Officer                     December 14, 2000
Carl J. Chaney                (Principal Financial Officer
                               and Principal Accounting Officer)

                                                     SIGNATURE

         The Plan.  Pursuant to the requirements of the Securities Act of 1933, as amended, the trustees (or other persons who administer the employee benefit plan) have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Gulfport, State of Mississippi, on this 18th day of December, 2000.

                                                     HANCOCK HOLDING COMPANY
                                                     DIRECTORS DEFERRED COMPENSATION PLAN

                                                     By:  __________________________
                                                     Title: Vice President Human Resources

                                                 POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears immediately below constitutes and appoints
George A. Schloegel and Carl J. Chaney, each of them severally, each of whom may act without joinder of the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and all documents in connection therewith and all instruments necessary, appropriate or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and other federal and state securities laws, in connection with the Hancock Holding
Company Directors Deferred Compensation Plan, and to file any such documents or instruments with the Securities and Exchange
Commission, and to do and perform each and every act and thing requisite and necessary to be done, as fully and for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

         Signature                                 Title                                       Date

/s/ Leo W. Seal, Jr.                             President and                               December 14, 2000
Leo W. Seal, Jr.                                 Director

/s/ George A. Schloegel                          Chief Executive Officer                     December 14, 2000
George A. Schloegel                              and Director

___________________                              Director, Chairman of the Board             ___________,2000
Joseph F. Boardman, Jr.

______________________                           Director                                    ___________, 2000
James B. Estabrook, Jr.

/s/ Charles H. Johnson                           Director                                    December 14, 2000
Charles H. Johnson

______________________                           Director                                    ___________, 2000
Victor Mavar

/s/ Christine L. Smilek                          Director                                    December 14, 2000
Christine L. Smilek

/s/ Frank E. Bertucci                            Director                                    December 14, 2000
Frank E. Bertucci

____________________________                     Director                                    ___________, 2000
James H. Horne

/s/ Carl J. Chaney                               Chief Financial Officer                     December 14, 2000
Carl J. Chaney                                  (Principal Financial Officer
                                                and Principal Accounting Officer)

                                                   EXHIBIT INDEX

*4.1     Articles of Incorporation of the Company (Commission File No. 0-13089).

*4.2     Bylaws of the Company (Commission File No. 0-13089).

4.3      Hancock Holding Company Directors Deferred Compensation Plan effective as of January 1, 2001.

5        Opinion of Phelps Dunbar, LLP as to the legality of the securities being registered.

23.1     Consent of Deloitte & Touche LLP.

23.2     Consent of Phelps Dunbar, LLP (included in Exhibit 5.1).

24       Powers of Attorney (included on the Signature Page attached hereto).

*        Incorporated herein by reference as indicated.